EXHIBIT 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Cougar Biotechnology, Inc. does hereby certify that, to his knowledge:

(a)	the Annual Report on Form 10-KSB of Cougar Biotechnology, Inc. for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cougar Biotechnology, Inc.

Date: April 2, 2007	By:	/s/ ALAN H. AUERBACH
Alan H. Auerbach President & Chief Executive Officer